UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 4, 2005

                           FREQUENCY ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8061                    11-1986657
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)            File Number)             Identification No.)



55 Charles Lindbergh Blvd., Mitchel Field, NY                     11553
   (Address of principal executive offices)                     (Zip Code)

                                 (516) 794-4500
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ___ Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)
     ___ Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
     ___ Pre-commencement  communications  pursuant  to Rule 14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))
     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                Page 1 of 5 pages


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

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Frequency Electronics, Inc. (the Company) announced today that Steve Strang has been appointed President and CEO of FEI-Zyfer Inc., a wholly owned subsidiary of the Company, located in Anaheim, CA. Mr. Strang, 41 years old, has been the Executive Vice President of this subsidiary since it was acquired in May 2003. Prior to the acquisition, Mr. Strang was employed by the predecessor companies for 15 years, holding various technical and management positions, including Chief Operating Officer and Vice President of Engineering. Mr. Strang succeeds Mr. Hugo Fruehauf as president of FEI-Zyfer.

     Mr. Fruehauf has been named to the corporate position of Chief Technical Officer (CTO). As CTO of the Company, Mr. Fruehauf will contribute to developing proprietary technologies and new products and will coordinate corporate-wide R&D activities among each subsidiary and affiliate in the US and abroad. He will support the world-wide marketing of the Company's synchronization products, with emphasis on military GPS-associated applications, SAASM, precision navigation, and network security. Mr. Fruehauf will also participate in the Company's ongoing initiatives to identify candidates for merger, acquisition, or partnership.

     Mr. Fruehauf had previously served as President and CEO of FEI-Zyfer and its predecessor company for 7 years. His career included senior technical and leadership positions with Alliant Techsystems, Datum-Efratom and its predecessor, Ball-Efratom.

     The press releases announcing the appointments of Messrs. Strang and Fruehauf are attached hereto as Exhibits 99.1 and 99.2, respectively.


ITEM 9.01 (c).    EXHIBITS.

    99.1 Press Release of Frequency Electronics, Inc., re: Mr. Strang, dated May 4, 2005.

    99.2 Press Release of Frequency Electronics, Inc., re: Mr. Fruehauf, dated May 4, 2005.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FREQUENCY ELECTRONICS, INC.



                                           By:  /s/ Alan Miller
                                                ---------------
                                                    Alan Miller
                                                    Chief Financial Officer
                                                    and Treasurer

Dated: May 4, 2005

                                                                    Exhibit 99.1

                                  PRESS RELEASE

                Frequency Electronics Announces New President and
                                CEO of FEI-Zyfer

Mitchel Field, NY, May 4, 2005- Frequency Electronics, Inc. (AMEX - FEI) announced today that Steve Strang has been appointed President and CEO of FEI-Zyfer Inc., a wholly owned subsidiary of FEI, located in Anaheim, CA. Mr. Strang was previously Executive Vice President of this subsidiary. He has been with FEI-Zyfer and its predecessor companies for 17 years in various technical and management positions, and brings a legacy of hardware and software electronics design and engineering experience to his new position. A strong leader, Mr. Strang will play an important role in developing new products which utilize GPS-aided time and frequency generation and synchronization, and achieving growth in revenues and profitability.

Mr. Strang, age 41, earned a BS degree from the California State Polytechnic University at Pomona, and a MS degree in Engineering from the California State University at Fullerton.

About Frequency Electronics

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for satellite and terrestrial voice, video and data telecommunications. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, and for the ongoing expansion of existing wireless and wireline networks. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995: The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

  Contact information: General Joseph P. Franklin, telephone : (516) 794-4500
                      WEBSITE: www.frequencyelectronics.com

                                                                    Exhibit 99.2

                                  PRESS RELEASE

                  Frequency Electronics Appoints Hugo Fruehauf
                             Chief Technical Officer

Mitchel Field, NY, May 4, 2005- Frequency Electronics, Inc. (AMEX - FEI) announced today that Hugo Fruehauf has been appointed Chief Technical Officer
(CTO) of FEI. Mr. Fruehauf had previously served as President and CEO of FEI-Zyfer and its predecessor company for 7 years. Mr. Fruehauf, age 65, graduated from DeVry University with a degree in Electronics Engineering. His career included senior technical and leadership positions with Alliant Techsystems, Datum-Efratom and its predecessor, Ball-Efratom. He has achieved special recognition for his contributions to the development of the GPS satellite.

As Chief Technical Officer of FEI, the corporate parent, Mr. Fruehauf will contribute to developing FEI's proprietary technologies and new products and will coordinate corporate-wide R&D activities among each subsidiary and affiliate in the US and abroad. He will support the world-wide marketing of FEI's synchronization products, with emphasis on military GPS-associated applications, SAASM, precision navigation, and network security. Mr. Fruehauf will also participate in the Company's ongoing initiatives to identify candidates for merger, acquisition, or partnership.

About Frequency Electronics

Frequency Electronics, Inc. is a world leader in the design, development and manufacture of high-technology frequency, timing and synchronization products for satellite and terrestrial voice, video and data telecommunications. The Company's technologies provide unique solutions that are essential building blocks for the next generation of broadband wireless and fiber optic communications systems, and for the ongoing expansion of existing wireless and wireline networks. Additional information is available on FEI's website: www.frequencyelectronics.com.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995: The Statements in this press release regarding future earnings and operations and other statements relating to the future constitute "forward-looking" statements pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, ability to integrate operations and personnel, actions by significant customers or competitors, general domestic and international economic conditions, consumer spending trends, reliance on key customers, continued acceptance of the Company's products in the marketplace, competitive factors, new products and technological changes, product prices and raw material costs, dependence upon third-party vendors, competitive developments, changes in manufacturing and transportation costs, the availability of capital, and other risks detailed in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

Contact information: General Joseph P. Franklin, telephone: (516) 794-4500
         WEBSITE: www.frequencyelectronics.com